NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: 28th September, 2009

$250,000

10% CONVERTIBLE NOTE
DUE SEPTEMBER 28th, 2011]

THIS NOTE is one of a series of duly authorized and issued Convertible Notes of Yarraman Winery, Inc., a Nevada corporation, having a principal place of business at 700 Yarraman Road, Wybong, New South Wales, Australia (the "Company"), designated as its 10% Convertible Notes, due September 28th, 2011 (the "Note(s)").

FOR VALUE RECEIVED, the Company promises to pay to **[Holder]** or its registered assigns (the "Holder"), the principal sum of $250,000 on September 28th, 2011 or such earlier date as the Notes are required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. [Intentionally Omitted]

Section 2. Interest.

a) Payment of Interest. The Company shall pay interest in cash to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at a rate of 10% per annum (the "Interest Rate") on the Maturity Date (each such date, an "Interest Payment Date").

b) Interest Calculations. Simple interest shall be calculated on the basis of a 360-day year and shall accrue quarterly commencing on the date of the first issuance of the Notes (the "Original Issue Date") until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted. Interest hereunder will be paid to the corporation, an association, a partnership, a limited liability company, organization, a business, an individual, a government or political subdivision thereof or a governmental agency (a "Person") in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the "Note Register").

c) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 12% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fee") which will accrue monthly, from the date such interest is due hereunder through and including the date of payment.

d) Optional Repayment. (1) Subject to the provisions of this Section 2, at any time after March __, 2010, the Company may deliver a notice to the Holder (an "Optional Repayment Notice" and the date such notice is deemed delivered hereunder, the "Optional Repayment Notice Date") of its irrevocable election to repay all or any portion of the outstanding Notes for cash in an amount equal to 110% of the principal amount thereof plus accrued interest to the date of repayment (the "Optional Repayment Amount") on the 20th Day following the Optional Repayment Notice Date (such date, the "Optional Repayment Date" and such repayment, the "Optional Repayment"). The Optional Repayment Amount is payable in full on the Optional Repayment Date. The Company will honor all Notices of Conversion tendered from the time of delivery of the Optional Repayment Notice through the date all amounts owing thereon are due and paid in full. For purposes of this Agreement, "Trading Day" means a day on which the Common Stock is traded on a Trading Market and "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

(2) The payment of cash pursuant to an Optional Repayment shall be made on the Optional Repayment Date. The Holder may elect to convert the outstanding principal amount of the Note prior to actual payment in cash for any repayment under this Section 2 by the delivery of a Notice of Conversion to the Company.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holders set forth in the 10% Convertible Note Purchase Agreement, dated as of September 28th, 2009, to which the Company and the original Holders are parties (as amended, modified or supplemented from time to time, the "Purchase Agreement"), and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note and all accrued interest thereon shall be convertible into shares of Common Stock, $0.001 par value, of the Company ("Common Stock") and stock of any other

class into which such shares may hereafter have been reclassified or changed, at the option of the Holder, in whole or in part at any time and from time to time (such shares being referred to as the "Conversion Shares"). The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Notes and accrued interest to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Notes to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions of the principal amount of the Note hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. For purposes of this Agreement, "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

b) Forced Conversion. Notwithstanding anything herein to the contrary, if each of the Market Prices for any 30 consecutive Trading Days (such period the "Threshold Period") exceeds 300% of the Conversion Price (adjusted for any stock splits or similar capital adjustments occurring after the Original Issue Date) the Company may, within 2 Trading Days, deliver a notice to the Holder (a "Forced Conversion Notice") to cause the Holder to immediately convert all or part of the then outstanding principal amount of Notes together with accrued interest thereon pursuant to Section 4(a). Such Forced Conversion shall be effective as of the Trading Day after such Forced Conversion Notice is deemed delivered. Any Forced Conversion shall be applied ratably to all Holders based on their initial purchases of Notes pursuant to the Purchase Agreement. For purposes of this Agreement, "Market Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holders holding a majority of the principal amount of Notes then outstanding.

c) Automatic Conversion. Notwithstanding anything herein to the contrary, if there shall occur a Change of Control Transaction or a Qualified Public Offering, immediately prior to the closing of such Change of Control Transaction or Qualified Public Offering, without any notice or other action on the part of the Company, the principal amount of the Note and all accrued interest shall immediately be converted into Common Stock (such event being the "Automatic Conversion").

For purposes of this Agreement, a "Change of Control Transaction" means the occurrence after the date hereof, of any of (i) an acquisition after the date hereof by an individual or legal entity or group of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, (other than by means of conversion or exercise of the Notes), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), or (iii); provided, however, that no transaction shall be a Change of Control Transaction unless, immediately after giving effect to the transaction, the Company or the acquiring entity, as the case may be, shall have cash or readily marketable securities on not less than $5,000,000.

d) Conversion Price. Subject to the provisions of Section 5, the conversion price in effect on any Conversion Date shall initially be $0.38; provided, however, in the event of the Automatic Conversion the conversion price shall be equal to seventy five percent (75%) of the per share value of the Company paid in a Change of Control Transaction or the per share price at which the Company's Common Stock is sold in a Qualified Public Offering (the "Conversion Price").

e) Restrictions on Conversion before Amendment of Articles of Incorporation. Notwithstanding anything in this Note to the contrary, the Note shall not be convertible unless and until the Company amends its Articles of Incorporation to increase its authorized capitalization so as to permit the issuance of the shares hereunder.

f) Mechanics of Conversion

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

ii. Delivery of Certificate Upon Conversion. Not later than seven Trading Days after any Conversion Date, the Company will deliver to the Holder (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Notes (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii. Reservation of Shares Issuable Upon Conversion. Subject to Section 4(e) above, the Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Notes and payment of interest on the Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Notes and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Registration Statement.

iv. Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Market Price at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

v. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Notes shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Notes so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while the Notes are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. In case at any time on or after the Closing Date (as defined in the Purchase Agreement) the Company shall issue shares of its Common Stock or instruments convertible into or exercisable for Common Stock ("Common Stock Equivalents") (collectively, the "Newly Issued Shares"), other than an issuance pro rata to all holders of its outstanding Common Stock or an issuance to the Holder, at a price below the Conversion Price in effect at the time of such issuance, then following such issuance of Newly Issued Shares the Conversion Price shall be adjusted as follows:

In the case of such issuance occurring when the Conversion Price in effect at the time of such issuance is greater than the current Market Price of the Common Stock at such time, the Conversion Price following any such adjustment shall be determined by multiplying the Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company for the number of Newly Issued Shares would purchase at a price equal to the Conversion Price in effect immediately prior to the time of such issuance, and the denominator shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares plus (Y) the number of Newly Issued Shares. The adjustment provided for in this paragraph may be expressed as the following mathematical formula:

$$NCP = \frac{(O+(C/CP))}{(O+N)} \times CP$$

where:

C = aggregate consideration received by the Company for the Newly Issued Shares

N = number of Newly Issued Shares

O = number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares

FMV = current market price of the Common Stock at the time of issuance of the Newly Issued Shares

CP = Conversion Price immediately prior to the issuance of the Newly Issued Shares

NCP = Conversion Price immediately after the issuance of the Newly Issued Shares

In no instance shall an adjustment be made under this Section 5 if it would cause the Conversion Price to be increased.

c) Notwithstanding the foregoing, no adjustment shall be made under Section 5(b) by reason of:

(1) the issuance by the Company of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment to the Conversion Price that is required elsewhere in this Note is made and (ii) the Company shall have given notice of such issuance thereof to the Holder;

(2) the issuance by the Company of the Notes pursuant to the Purchase Agreement or the issuance by the Company of shares of Common Stock upon conversion of the Notes in accordance with the terms hereof and thereof, provided, that if notes substantially similar to the Notes are issued by the Company within 60 days of the Closing Date, with a conversion price lower than that of the Notes (the "New Conversion Price") then notwithstanding the adjustment provisions of Section 5(b), the Conversion Price of the Notes shall be reduced to the New Conversion Price;

(3) the issuance by the Company of shares of Common Stock upon the exercise or conversion of securities of the Company outstanding as of the date of this Agreement; and

(4) the issuance by the Company of shares of Common Stock or options or other rights to purchase Common Stock pursuant to any equity incentive plan in effect on the date hereof.

d) Pro Rata Distributions. If the Company, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Market Price determined as of the record date mentioned above, and of which the numerator shall be such Market Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

iii. Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person (outside of the ordinary course of business), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, other than a transaction which is a Change in Control Transaction (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to

receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph 5(f)(iii) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8. Events of Default.

a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal of amount of any Note, or (B) interest on any Note as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within 3 Trading Days;

ii. the Company or any of its subsidiaries shall fail to observe or perform any other covenant or agreement contained in this Note or any of the other Transaction Documents (as such term is defined in the Purchase Agreement) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such default sent by the Holder or by any other Holder and (B)10 Trading Days after the Company shall become or should have become aware of such failure;

iii. (i) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or (ii) there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company or any

subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number [ ], or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption. Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Note and having similar ranking to this Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Note.

****

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

YARRAMAN WINERY, INC.

Name: IAN LONG.

Title: PRESIDENT & CHIEF EXECUTIVE OFFICER

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Convertible Note of Yarraman Winery, Inc., a Nevada corporation (the "Company"), due on [September 28th, 2011], into shares of common stock, par value $0.001 (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Notes to be Converted:

Payment of Interest in Common Stock __ yes __ no

If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

Schedule 1

CONVERSION SCHEDULE

The Senior Convertible Notes due on September 28th, 2011], in the aggregate principal amount of $250,000 issued by Yarraman Winery, Inc., a Nevada corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Note.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest